TAXES ON INCOME	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
TAXES ON INCOME

Note 14 - TAXES ON INCOME:

Tax rates

The Company is taxed under the laws of the State of Israel at a corporate tax rate of 23%. Capital gains of the Company are subject to the normal corporate tax rate beginning in the tax year.

Deferred Tax Assets and Liabilities

The Company’s deferred tax assets are as follows:

	December 31
	2025	2024
	U.S. dollars in thousands
Deferred Tax assets:
Net operating losses carryforward	16,566	11,163
Operating lease liabilities	167	210
Employee benefits	69	64
Inventory write off	664	277
Warrants liability	-	6
Unrealized loss on digital assets (*)	6,971	-
Research and development expenses	998	1,143
Issuance costs	209	11
Total deferred tax assets	25,644	12,874
Less deferred tax liabilities (related to right of use assets)	(167)	(224)
Deferred tax assets, net	25,477	12,650
Less valuation allowance for deferred tax assets	(25,477)	(12,650)
Deferred tax assets	-	-

ZOOZ STRATEGY LTD

NOTES TO THE FINANCIAL STATEMENTS (continued)

	December 31
	2025	2024
	U.S. dollars in thousands
Valuation allowance at beginning of year	(12,650)	(9,792)
Changes in valuation allowance	(12,827)	(2,858)
Valuation allowance at end of year	(25,477)	(12,650)

(*)	The Company establishes a deferred tax asset if the fair market value of bitcoin at the reporting date is lower than the cost basis of the Company’s bitcoin holdings at such reporting date, and any subsequent increases or decreases in the fair market value of bitcoin increases or decreases the deferred tax asset. The Company has established a valuation allowance against the deferred tax asset as there is currently no expectation of taxable income from bitcoin or realization of gains. If the fair market value of bitcoin increases to the point where the fair market value exceeds the Company’s tax basis in bitcoin, the deferred tax asset reverses and a deferred tax liability for the unrealized gain would be recorded.

Deferred taxes were calculated using 23% tax rate as this represents the applicable corporate tax rate for the Company.

Significant judgment is required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considered all available evidence, including past operating results, the most recent projections for taxable income, and prudent and feasible tax planning strategies. The Company reassesses its valuation allowance periodically and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.

Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets regarding the loss carry-forward will not be realized in the foreseeable future and as a result the Company recorded a full valuation allowance.

Reconciliation of theoretical tax expenses to actual expenses

The primary difference between the statutory tax rate of the Company and the effective rate of 0% results primarily from the changes in valuation allowance in respect of carried forward tax losses for tax purposes due to the uncertainty of the realization of such tax benefits.

Carryforward losses

Carryforward losses for tax purposes are NIS 230 million ($72 million) and NIS 177 million ($49 million) as of December 31, 2025, and 2024, respectively. Such carryforward losses have no expiration date.

Tax assessments

As prescribed by law, the statute of limitations on taxpayer self-assessments is four years after the end of the tax year in which the assessment is filed. Accordingly, self-assessments filed by the Company until and including 2019 are considered final.